REVOLVING LINE OF CREDIT

MAXIMUM PRINCIPAL AMOUNT:

DEMAND REVOLVING LINE OF CREDIT NOTE

FOR VALUE RECEIVED, the Undersigned, Palmer-Mapletree LLC, a Delaware limited liability company with its principal place of business at 9 East 40th Street, Suite 900, New York, New, York (the "Borrower"), promise(s) to pay to the order of Country Bank for Savings ("Lender"), at the Lender's main office presently located at 75 Main Street, Ware, Hampshire County, Massachusetts, or such other place as Lender may designate in writing, ON DEMAND, the principal sum of FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00), or, if greater or lesser, the (then) total unpaid principal balance due Lender (as reflected by the Lender's books and records) as a result of loans hereafter made by Lender to the Undersigned under this Note from time to time, plus all interest and other charges due Lender hereunder.

Interest upon all loans advanced under this Note shall, from the date of the advance and until repaid, accrue at an adjustable rate of interest floating at one and 00/100 percent (1.00%) per annum over Lender's Prime Rate (as hereinafter defined) and shall be payable monthly in arrears, commencing one (1) month from the date hereof and on the same day of each month thereafter, without demand. "Prime Rate" as used herein shall mean the "Prime Rate" as identified and published by the Wall Street Journal under its listing of Money Rates (and where more than one "Prime Rate" is so published, the highest rate shall be used herein). Each change in such interest rate shall take effect simultaneously with the corresponding change in such Prime Rate. If the above Prime Rate index should no longer become available, Lender shall select a new index which is based upon comparable information and shall notify the Undersigned of the change. Interest hereunder shall be computed on the basis of a three hundred sixty (360) day year and shall accrue and be paid for the actual number of days any principal hereunder remains unpaid. Funds advanced to Borrower will be utilized by Borrower and its sole member Presidential Realty Corporation for working capital or other business purposes.

In accordance with the terms hereof, Lender shall consider the Undersigned's requests from time-to-time for loans hereunder, and Lender may from time-to-time make such loans to the Undersigned, at Lender's sole and exclusive discretion. The aggregate amount of all loans or advances (plus any amounts added to principal pursuant to the terms of this Note) made by Lender to Undersigned hereunder, less all payments and credits which Lender has applied against principal under the terms of this Note, shall constitute the unpaid principal balance due Lender hereunder, while the total amount of the Undersigned's indebtedness to Lender by reason of loans, advances, and other appropriate charges, including interest, under this Note, less all payments and credits which Lender has applied against the indebtedness under the terms of this Note, shall constitute the total unpaid balance due Lender hereunder. The Lender's books and records shall at all times constitute prima facie evidence of all amounts due Lender. At least once each month, Lender shall render a statement of account for the amounts due Lender hereunder, which statement shall be considered correct, accepted by, and conclusively binding upon the Undersigned, unless the Undersigned submits a written objection within fifteen (15) days from the date the statement is mailed to the Undersigned.

It will be within the continuing, sole and exclusive discretion of Lender whether to make or continue to make loans of any amount under this Note. At no time shall the Undersigned be entitled to any loans or advances which cause the unpaid principal balance hereunder to exceed the stated maximum principal amount hereof, and if at any time such excess does arise, the Undersigned shall pledge, assign, and transfer to Lender additional collateral or shall pay cash to Lender to be credited to the total unpaid balance hereof in such an amount as may be necessary to eliminate this excess. However, nothing herein shall be construed to restrict Lender, in its sole and exclusive discretion, from making advances in excess of the stated maximum principal amount or from waiving any requirements upon collateral herein, without modification hereof or the execution of any additional note(s), and by so doing at any time, Lender does not waive its right to insist upon strict compliance with the terms hereof at any other time and to further rely upon all collateral secured to it for satisfaction of all obligations of the Undersigned to Lender, without exception.

The Undersigned agree that Lender, in its sole and exclusive discretion, may make loans hereunder to the Undersigned upon verbal or written authority from any person representing to have authority to act on behalf of the Undersigned and may deliver loans hereunder to the Undersigned by direct deposit to any demand deposit account of the Undersigned with Lender, or as otherwise instructed.

If any payment required hereunder is more than fifteen (15) days overdue, (in addition to the interest accruing hereunder) a late charge of five percent (5.00%) of the overdue payment shall be charged to the Undersigned and be immediately due and payable to Lender. Any payment having a due date falling upon a legal holiday or a day during which Lender is not open for business shall be due and payable on the next business day for which Lender is open for business, and interest shall continue to accrue during the extended period.

The Undersigned hereby authorizes Lender to debit from any account(s) of the Undersigned with Lender, at any time, any interest or other charges due Lender hereunder, upon prior notice to the Undersigned.

Any interest or other charges hereunder, if not paid when due, may, at Lender's option and without prior notice to the Undersigned be added to the principal balance due hereunder, with interest likewise accruing thereon at the rates set forth herein.

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Any payments received by Lender with respect to this Note shall be applied first to any charges, or expenses (including attorneys’ fees) due Lender from the Undersigned, second to any unpaid accrued interest hereunder, and third to the unpaid principal hereunder.

If any payment received by Lender with respect to this Note shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under federal or state law, or otherwise due any party other than Lender, then the obligation for which the payment was made shall not be discharged by the payment and shall survive as an obligation due hereunder, notwithstanding the Lender's return to the Undersigned or any other party of the original of this Note or other instrument evidencing the obligation for which payment was made.

Upon the occurrence of a default hereunder, interest upon the total unpaid principal hereunder shall thereafter, at Lender's option, without notice to Undersigned, and until payment in full of all obligations hereunder, accrue at a rate ("Default Rate") equal to the lesser of (a) the highest interest rate permitted by applicable law or (b) five percent (5.00%) per annum above the interest rate then in effect hereunder at the time of the default.

It is not intended under this Note to charge interest at a rate exceeding the maximum rate of interest permitted to be charged under applicable law, but if interest exceeding said maximum rate should be paid hereunder, the excess shall, at Lender's option, be (a) deemed a voluntary prepayment of principal not subject to the prepayment premium (if any) set forth herein or (b) refunded to the Undersigned.

The following described property, in addition to all other collateral now or hereafter provided by the Undersigned to Lender, shall secure this Note and all other present or future obligations of the Undersigned to Lender: 20 Wilbraham Street, Palmer, Hampden County, Massachusetts.

As additional collateral for the payment and performance of this Note and all other obligations, whether now existing or hereafter arising, of the Undersigned to Lender, Lender shall at all times have and is hereby granted a security interest in and right of offset against all cash, deposit balances and/or accounts, instruments, securities, or other property of the Undersigned, and of any endorser or guarantor hereof, now or hereafter in the possession of Lender, whether for safekeeping or otherwise. This right of offset shall permit Lender at any time and without notice to the Undersigned or any endorser or guarantor hereof, to transfer such funds or property as may be deemed by Lender to be appropriate so as to reduce or satisfy any obligation of the Undersigned to the Bank, whether or not such obligation is then due.

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All unpaid principal, interest, and other amounts due under this Note shall at all times be immediately due and payable UPON DEMAND (whether or not scheduled payments required hereunder have been timely made), and this Note shall be IN DEFAULT upon the failure of the Undersigned to pay immediately any amount due hereunder, once demand is made.

The Undersigned, and each endorser and guarantor hereof, respectively (a) waive presentment, demand, notice, protest, and delay in connection with the delivery, acceptance, performance, collection, and enforcement of this Note, and (b) assent to any extension, renewal, modification, or other indulgence permitted by Lender with respect to this Note, including, without limitation, any release, substitution, or addition of co-makers, endorsers, or guarantors of this Note and any release, substitution, or addition of collateral securing this Note or any other obligations of the Undersigned, or any such endorsers or guarantors, to Lender, and (c) authorize Lender, in its sole and exclusive discretion and without notice to the Undersigned, or any endorser or guarantor hereof, to complete this Note if delivered incomplete in any respect.

No indulgence, delay or omission by Lender in exercising or enforcing any of its rights or remedies hereunder shall operate as a waiver of any such rights or remedies or of the right to exercise them at any later time. No waiver of any default hereunder shall operate as a waiver of any other default hereunder or as a continuing waiver. The Lender's acceptance of any payment hereunder, following any default, shall not constitute a waiver of such default or of any of the Lender's rights or remedies hereunder (including charging interest at the Default Rate), unless waived in writing by Lender.

All of the Lender's rights and remedies hereunder and under any other related loan documents shall be cumulative and may be exercised singularly or concurrently, at the Lender's sole and exclusive discretion.

The Undersigned jointly and severally agree to pay on demand all costs and expenses, including, but not limited to, reasonable attorney's fees, incurred by Lender in connection with the protection and/or enforcement of any of Lender's rights or remedies hereunder, whether or not any suit has been instituted by Lender.

The word "Lender" where used herein shall mean the named payee, its successors, assigns, affiliates, and endorsees (and/or the holder of this Note if, at any time, it is made payable to bearer), all of whom this Note shall inure to their benefit as holders in due course.

The word "Undersigned" where used herein includes the Borrower(s), any and all makers and co-makers hereof, and their respective heirs, successors, assigns, and representatives, all of whom, along with each endorser and guarantor of this Note, and their respective heirs, successors, assigns, and representatives, shall be jointly and severally liable hereunder. Any reference herein to the Undersigned is a reference to such party or parties individually as well as collectively.

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The use of masculine or neuter genders hereunder shall be deemed to include the feminine, and the use of the singular or the plural herein shall be deemed to include the other, as the context may require.

The Undersigned represents that the proceeds of this Note will not be used for personal, family, or household purposes and that this loan is strictly a commercial transaction.

The Undersigned, at its own expense, shall provide Lender with such financial statements and other information as Lender may from time-to-time require.

This Note shall be governed by the laws of the Commonwealth of Massachusetts, and the Undersigned, and each endorser and guarantor hereof, submit to the jurisdiction of its courts with respect to all claims concerning this Note or any collateral securing it.

ALL PARTIES TO THIS NOTE, INCLUDING LENDER, HEREBY EXPRESSLY WAIVE ALL RIGHTS TO TRIAL BY JURY, AS TO ALL ISSUES, INCLUDING ANY COUNTERCLAIMS, WITHOUT EXCEPTION, IN ANY ACTION OR PROCEEDING RELATING, DIRECTLY OR INDIRECTLY, TO THIS NOTE AND/OR OTHER INSTRUMENTS OR LOAN DOCUMENTS (IF ANY) EXECUTED IN CONNECTION HEREWITH.

This Note constitutes a final written expression of all of its terms and is a complete and exclusive statement of those terms. Any modification or waiver of any of these terms must be in writing signed by the party against whom the modification or waiver is to be enforced.

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THE UNDERSIGNED ACKNOWLEDGES THAT THIS NOTE IS A DEMAND NOTE AND THE RIGHT OF THE LENDER TO DEMAND PAYMENT OF THIS NOTE IN WHOLE OR IN PART AT ANY TIME SHALL BE ABSOLUTE, UNCONDITIONAL AND IN THE SOLE DISCRETION OF THE LENDER.

The Undersigned agree to be bound by the terms of this Note and acknowledge receipt of a signed copy hereof.

Signed as a sealed instrument this 8th day of June, 2012.

Witness:	Palmer-Mapletree LLC

	By:	/s/ Nickolas W. Jekogian, III
Nickolas W. Jekogian, III, Manager

	By:	/s/ Alexander Ludwig
Alexander Ludwig, Manager

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